UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   November 22, 2022
Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On November 22, 2022, Discovery Communications, LLC (“DCL”), a wholly owned subsidiary of Warner Bros. Discovery, Inc., issued notices for (i) the redemption in full of all $191,979,000 aggregate principal amount outstanding of its 3.250% Senior Notes due 2023 (CUSIP: 25470DAH2) (the “3.250% Notes”), in accordance with the terms of the indenture governing the 3.250% Notes and (ii) the redemption in full of all $795,865,000 aggregate principal amount outstanding of its 2.950% Senior Notes due 2023 (the “2.950% Notes” and together with the 3.250% Notes, the “Notes”) (CUSIP: 25470DAQ2), in accordance with the terms of the indenture governing the 2.950% Notes.

The Notes will be redeemed on December 22, 2022 (the “Redemption Date”) at a redemption price with respect to each Note equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the Redemption Date and assuming that the 2.950% Notes mature on February 20, 2023) discounted to the Redemption Date on a semi-annual basis at a comparable treasury rate plus 20 basis points, plus accrued and unpaid interest thereon to the Redemption Date.

On the Redemption Date, the applicable redemption prices will become due and payable on the Notes and, unless DCL defaults in the payment of the applicable redemption prices, interest on the Notes will cease to accrue on and after the Redemption Date. The notices of redemption specifying the terms, conditions and procedures for the redemption of the Notes are available through U.S. Bank Trust Company, National Association, located at One Federal Street, 10th Floor, Boston, Massachusetts, 02110, as paying agent for the Notes. The foregoing does not constitute a notice of redemption for the Notes.

Item 9.01.    Financial Statements and Exhibits

101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warner Bros. Discovery, Inc.

Date: November 22, 2022	By:	/s/ Gunnar Wiedenfels
Gunnar Wiedenfels
Chief Financial Officer